UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20459

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report:  August 17, 2015

(Date of earliest event reported)

LTC PROPERTIES, INC.

(Exact name of Registrant as specified in its charter)

Maryland	1-11314	71-0720518
(State or other jurisdiction of	(Commission file number)	(I.R.S. Employer
incorporation or organization)		Identification No)

2829 Townsgate Road, Suite 350

Westlake Village, CA  91361

(Address of principal executive offices)

(805) 981-8655

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. — Completion of Acquisition or Disposition of Assets

As previously reported in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2015, LTC Properties, Inc. (LTC or the “Company”) announced that it had entered into an agreement to acquire a portfolio of 10 independent, assisted living and memory care properties (collectively the “Properties”) totaling 891 units. Nine of the properties are located in Wisconsin and one is located in Illinois. On August 17, 2015, the closing occurred and the Company completed the acquisition of the Properties.

The aggregate purchase price paid at closing was $142.0 million funded by utilizing the Company’s revolving credit facility.  The Company intends to partially repay the $142.0 million drawdown of its revolving credit facility from proceeds derived from the anticipated issuance of senior unsecured notes under the Company’s private shelf facility with Prudential Investment Management, Inc., as previously reported in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2015.

On August 20, 2015, the Company issued a press release announcing the closing of the acquisition of the Properties. A copy of the press release is furnished with this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

This Current Report on Form 8-K includes statements that are not purely historical and are “forward looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s expectations, beliefs, intentions or strategies regarding the future. All statements other than historical facts contained in this Current Report on Form 8-K are forward looking statements. These forward looking statements involve a number of risks and uncertainties. Please see LTC’s most recent Annual Report on Form 10-K, its subsequent Quarterly Reports on Form 10-Q, and its other publicly available filings with the Securities and Exchange Commission for a discussion of these and other risks and uncertainties. All forward looking statements included in this Current Report on Form 8-K are based on information available to the Company on the date hereof, and LTC assumes no obligation to update such forward looking statements. Although the Company’s management believes that the assumptions and expectations reflected in such forward looking statements are reasonable, no assurance can be given that such expectations will prove to have been correct. The actual results achieved by the Company may differ materially from any forward looking statements due to the risks and uncertainties of such statements.

Item 9.01. — Financial Statements and Exhibits

(a)         Financial Statements of Properties Acquired.  As permitted by Form 8-K, financial statements of the Properties will be filed by an amendment to this current report on Form 8-K no later than 71 calendar days after the date that this initial Current Report on Form 8-K must be filed.

(b)         Pro Forma Financial Information. As permitted by Form 8-K, pro forma financial information will be filed by an amendment to this Current Report on Form 8-K no later than 71 calendar days after the date that this initial Current Report on Form 8-K must be filed.

(d) Exhibits.

99.1                        Press Release of LTC Properties issued August 20, 2015.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LTC PROPERTIES, INC.

Dated: August 20, 2015	By:	/s/ WENDY L. SIMPSON
Wendy L. Simpson
CEO & President